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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 14, 1999
                                                   (December 31, 1998)


                           KELLSTROM INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-23764                  13-3753725
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 (State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)            File Number)           Identification No.)




         1100 International Parkway, Sunrise, Florida                  33323
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         (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:        (954) 845-0427
                                                   -----------------------------

                  14000 N.W. 4th Street, Sunrise, Florida 33325
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          (Former Name or Former Address; if Changed Since Last Report)


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 1998 (the "Closing Date"), Kellstrom Industries, Inc. (the "Registrant") acquired all of the issued and outstanding shares of capital stock (the "Acquisition") of Solair, Inc., a Florida corporation ("Solair"), from Banner Aerospace, Inc., a Delaware corporation, for the aggregate sum of $55,922,468 in cash (the "Cash Purchase Price") and the issuance of a warrant to purchase 300,000 shares of common stock, par value $0.001 per share, of the Registrant at a price of $27.50 per share. The Cash Purchase Price was determined by deducting the positive amount by which the net worth of Solair as of November 30, 1998 was less than $55,757,882 (based upon Solair's internally-prepared, unaudited financial statements), and is subject to adjustment by the amount, if any, by which such net worth shall have increased or decreased during the period from November 30, 1998 to the Closing Date (based upon an audit of Solair's Balance Sheet as of the Closing Date to be conducted by KPMG Peat Marwick LLP, the Registrant's independent auditors, within ninety days of the Closing Date). The financing needed for the Cash Purchase Price was funded through the Registrant's revolving credit facility with NationsBank, N.A., as agent. The Registrant is obligated to pay a fee to Helix Management Company II, LLC for financial and mergers and acquisition services provided in connection with the Acquisition in an amount equal to 1.50% of the first $50,000,000 of the consideration paid by the Registrant in the Acquisition, and 0.75% of the remainder of the consideration paid by the Registrant.

         Solair is engaged in the sale of a wide variety of aircraft rotables and expendable components including flight data recorders, electrical and mechanical equipment, and radar and navigation systems. It is the Registrant's intent that Solair will continue to operate in such lines of business under the Registrant's ownership.

         A copy of the Press Release issued by the Registrant on January 4, 1999, announcing the closing of the acquisition, is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (a)  Financial Statements of Business Acquired.

              It is currently not feasible to provide the required financial statements. Accordingly, pursuant to the provisions of (a)(4) of
              Item 7 of Form 8-K, the Registrant intends to file by amendment the required financial information as soon as practical, but no later than 60 days after this Form 8-K is required to be filed.

         (b)  Pro Forma Financial Information.

              It is currently not feasible to provide the required pro forma financial information. Accordingly, pursuant to the provisions of
              (a)(4) of Item 7 of Form 8-K, the Registrant intends to file by amendment the required financial information as soon as practical, but no later than 60 days after this Form 8-K is required to be filed.


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         (c)  Exhibits.

              The Exhibits to this Form 8-K are listed on the Exhibit Index and are incorporated herein by reference.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 14, 1999                          KELLSTROM INDUSTRIES, INC.



                                          By:  /s/ Michael W. Wallace
                                             -----------------------------------
                                             Michael W. Wallace
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.:
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
    2.1              Stock Purchase Agreement dated as of December 5, 1998 among the Registrant, Solair and Banner Aerospace, Inc.

   99.1              Press Release issued by the Registrant on January 4, 1998


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